UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2018

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

(86) 312-8698215

(Registrant’s telephone number, including area code)

 ORIENT PAPER, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 1, 2018, the registrant (“we,” “our,” or the “Company”) changed its corporate name from Orient Paper, Inc. to IT Tech Packaging, Inc. The name change was effected through a parent/subsidiary short-form merger of IT Tech Packaging, Inc., our wholly-owned Nevada subsidiary formed solely for the purpose of the name change, with and into us. We were the surviving entity. To effectuate the merger, we filed Articles of Merger with the Secretary of State of the State of Nevada on July 30, 2018 and the merger became effective on August 1, 2018. Our board of directors approved the merger which resulted in the name change. In accordance with Section 92A.180 of the Nevada Revised Statutes, stockholder approval of the merger was not required. The merger had the effect of amending our Articles of Incorporation to reflect our new legal name.

The merger and resulting name change do not affect the rights of our security holders. In connection with the name change, our common stock will also begin being traded under a new NYSE symbol, “ITP,” and a new CUSIP number, 46527C100, at such time. Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

A copy of the Articles of Merger we filed with the Secretary of State of the State of Nevada is being filed herewith as Exhibit 3.1.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On August 1, 2018, we issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada on July 30, 2018

99.1	Press Release dated on August 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IT TECH PACKAGING, INC.

By:	/s/ Zhenyong Liu
Name: Zhenyong Liu
Title: Chief Executive Officer

Dated: August 1, 2018

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